ARTICLES OF INCORPORATION OF
                          ----------------------------
                            VEGA-ATLANTIC CORPORATION
                            -------------------------

     The undersigned natural person, being more than eighteen (18) years of age, hereby establishes a corporation pursuant to the Statutes of Colorado, and adopts the following Articles of Incorporation:

FIRST: The name of the corporation is VEGA-ATLANTIC CORPORATION.

SECOND: The corporation shall have perpetual existence.

THIRD: (a) Authorized Shares. The aggregate number of shares which the corporation shall have the authority to tissue is Five Hundred Twenty Million (520,000) shares. Five Hundred Million (500,000) shares shall be designated "Common Stock", and shall have a par value of $.00001. Twenty Million (20,000,000) shares shall be designated "Preferred Stock", and shall be without par value, and shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

     (b) Consideration for Shares. All shares of Common Stock and Preferred Stock shall be issued by the corporation for cash, property, property, or services actually performed, for no less than the par value of $.00001 per share for Common Stock, and no less than the consideration per share authorized by the Board of Directors for Preferred Stock. All shares shall be fully paid, and non-assessable.

     (c) Issuance of Preferred Stock. The Board of Directors of the Corporation is authorized to dived the Preferred Stock into as many series, as the Board of Directors from time to time may determine, and to issue the preferred stock in such series. The Board of Directors shall determine the number of shares comprising each series, which number may, unless otherwise provided by the Board of Directors in creating such series, be increases or decreased from time to time by action of the Board of Directors. Each series shall be so designated, as to distinguish the shares thereof, from the shares of all other series. The Board of directors shall have the authority to fix and determine the following relative rights and preferences of the shares of any such series of Preferred
Stock:

     (i) the rate of dividend, if any;

     (ii) whether shares can be redeemed, and if so, the redemption price and the terms and conditions of the redemption.

     (iii) the amount payable upon shares in the event of voluntary, or involuntary liquidation;

     (iv) sinking fund provision, if any, for redemption or purchase of shares;

     (v) the terms and conditions, if any, under which shares may be converted to common stock; and,

     (vi) the voting powers, if any.

     (d) Dividends. Dividends in cash, property or shares of the corporation may be paid upon the Common and Preferred Stock, as and when declared by the Board of Directors, out of funds of the corporation to the extent, and in the manner permitted by law.

     (e) Voting Rights & Cumulative Voting. Each outstanding share of Common Stock shall be entitled to one vote, and each fractional share of Common Stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. The voting rights of Preferred Stock, if any, shall be established by the Board of Directors at the time such stock is issued in series. Cumulative voting shall not be allowed in the election of directors of the corporation.

     (f) Denial of Preemptive Rights. No holder of any shares of the corporation, whether now or hereafter authorized, shall have any preemptive or preferential right to acquire any share or securities of the corporation, including shares or securities held in the treasury of the corporation.

     (g) Distribution in Liquidation. Upon any liquidation, dissolution, or winding up of the corporation, and after paying or adequately providing for the payment of all its obligations, including any preferences granted to Preferred Stock, the remainder of the assets of the corporation shall be distributed either in cash, or in kind, pro-rate to the holders of the Commons Stock and, if not previously provided for, to the holders of the Preferred stock, without regard to par value.

     (h) Partial Liquidation. The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation, out of stated capital, or capital surplus of the corporation, a portion of its assets in cash or property, subject to the limitations contained in the statutes of Colorado.

FOURTH: One director shall constitute the initial Board, until two additional directors are appointed by him upon the First Meeting of the Incorporator(s), his name and address being as follows:

                           Reed A. Hatkoff
                           3011 S. Chester Ct.
                           Denver, Colorado 80231

FIFTH: The address of the register office of the corporation shall be 3011 S. Chester Ct., Denver, Colorado 80231. The name of its' initial registered agent at such address is Reed A. Hatkoff. The corporation may conduct all or part of its' business, in any other part of Colorado, the United states, or nay other place in the world it so desires. It may hold, purchase, mortgage, lease, and convey real and personal property in any of such places.

SIXTH: The corporation shall be entitled to treat the registered holder of nay shares of the corporation as the owner thereof for all purposes, including the rights deriving from such shares, and not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the corporation shall ahve either actual or constructive notice of the interests of such purchaser, assignee, transferee or other person. The purchaser, assignee, or transferee of any of the shares of the corporation shall not be entitled to 1) receive notice of the meetings of the shareholders; 2) to be paid dividends or other sums payable to the shareholders; 3) or to own, enjoy and exercise any other property or rights deriving from such shares against the corporation, until the purchaser, assignee, or transferee has become a registered holder of such shares.

SEVENTH: The following provisions are inserted for the management of the new business, and for the conduct of the affairs of the corporation, and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

     (a) Right of Directors to Contract with Corporation. No contract or other transaction between the corporation and one or more of its' directors, or any other corporation, firm, association, or entity in which one or more of its' directors, are directors or officers, or are financially interested, shall be either void or voidable solely because of such relationship or interest, or solely because such directors are present at the meeting of the Board of Directors, or a committee thereof, which authorizes, approves, or ratifies such contract or transaction, or solely because their votes are counted for such purpose, if;

     (i) The fact of such relationship or interest is disclosed, or known to the Board of Directors or committee, which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or,

     (ii) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote, and they authorize, approve, or ratify such contract or transaction by vote or written consent; or,

     (iii) The contract or transaction is fair and reasonable to the corporation.

     Common or interested directors may be counted in determining the presence of a quorum at the meeting of the Board of Directors or a committee thereof, which authorizes, approves, or ratifies such contract or transaction.

     (b) Corporate Opportunity. The officers, directors, and other members of management of this corporation, shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which time corporation has expressed an interest as determined from time to time as determined by this corporation's Board of Directors as evidenced by resolutions appearing in the corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest, which come to the attention of the officers, directors, and other members of management of this corporation, shall be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it, and thereafter, any officer, director, or other member of management may avail himself of such opportunity. Until such time as this corporation, through its' Board of Directors, has designated an area of interest, the officers, directors, and other members of management of this corporation shall be free to engage in such areas of interest on their own, and this doctrine shall not limit the rights of any officer, director, or other member of management of this corporation to continue a business existing prior to that time, that such area of interest is designated by the corporation. This provision shall not be construed to release any employee of this corporation (other than an officer, director, or member of management), from any duties which he may have to this corporation.

     (c) Indemnification of Directors & Others

     (i) The corporation shall indemnify any person who was, or is a party, or is threatened to be made a party to any impending, prospective, imminent, pending, or completed action, suit, or proceeding, whether, civil, criminal, administrative, or investigative (other than an action by, or in the right of the corporation), by reason of the fact that he was, or is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as an officer, director, employee, or agent of another corporation, partnership, joint-venture, trust, or other enterprise, against expenses (including attorneys' fees), judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith, and, in case of conduct in his official capacity with the corporation, in a manner he reasonable believed to be in the best interests of the corporation, or in all other cases that his conduct was at least not opposed to the corporations' best interests. In the case of any criminal proceedings, he must have no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contendre or its' equivalent, shall not of itself, determine that the individual did not meet the standard of conduct set forth in this paragraph.

     (ii) The corporation shall indemnify any person who was, or is a party, or is threatened to be made a party to any impending, prospective, imminent, pending, or completed action or suit, or in the right of the corporation to procure a judgement in its' favor, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation, s an officer, director, employee, or agent of another corporation, partnership, joint-venture, trust, or enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense, or settlement of such action or suit if he acted in good faith, and, in the case of conduct in his official capacity with the corporation, in a manner he reasonably believed to be in the best interests of the corporation, and, in all other cases, that his conduct was at least not opposed to the corporations' best interest; but no indemnification shall be made in respect of any claim, issue or matter, as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, or where such person was adjudged liable on the basis that personal benefit was improperly received by him, unless, and only to the extent that the court in which such action or suit was brought, determines upon application, that, despite the adjudication of liability, but in the view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     (iii) To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (iv) Any indemnification under (I) or (ii) of this section (unless ordered by a court), shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct as set forth in paragraphs (I) or
     (ii) of this Article. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

     (v) Expenses (including attorney's fees) incurred in defending a civil or criminal action, suit, or proceeding, may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the Board of Directors as provided in paragraph (iv) of this section, upon receipt of a written affirmation by the director, officer, employee, or agent, of his good faith belief that he has met the standard of conduct described in paragraphs (I) and (ii) of this section, and an undertaking by, or on behalf of the director, officer, employee, or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this section.

     (vi) The indemnification provided by this section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, any by-law, agreement, vote of the shareholders, or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of heirs, executors, and administrators of such a person.

     (vii) The corporation may purchase and maintain insurance on behalf of any person who is, or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint-venture, trust, or other enterprise, against any liability asserted against him, and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

     (d) Shareholder Voting.

     (i) One-third of the shares entitled to vote represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders.

     (ii) When, with respect to any action to be taken by the shareholders of this corporation, the laws of the State of Colorado require the vote or concurrence of the holders of two-thirds of the issued and outstanding shares entitled to vote thereon, or of any class or series, such action may be taken by the vote, or concurrence of a majority of such shares, or class or series thereof.

     (e) Adoption and Amendment of Bylaws. The initial bylaws of the corporation shall be adopted by its' Board of Directors. The power to alter, amend, or repeal the bylaws, or adopt new bylaws, shall be vested in the Board of Directors, but the holders of Common Stock may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with law, or these Articles of Incorporation.

EIGHT: The name and address of the incorporator is:

                  Reed A. Hatkoff
                  3011 S. Chester Ct.
                  Denver, Colorado 80231

Dated this 25th of January, 1987;
                                               /s/ Reed A. Hatkoff
                                               -------------------
                                               Reed A. Hatkoff

                                STATE OF COLORADO

Department of                        [Seal]                          CERTIFICATE
   State

     I, NATALIE MEYER, Secretary of State of the State of Colorado hereby certify that the prerequisites for the issuance of this certificate have been fulfilled in compliance with law and are found to conform to law.

     Accordingly, the undersigned, by virtue of the authority vested in me by law, hereby issues A CERTIFICATE OF INCORPORATION TO VEGA-ATLANTIC CORPORATION.



                                                     /s/ Natalie Meyer
                                                     -----------------
                                                     Secretary of State

DATED: JANUARY 28, 1987

                                     BYLAWS
                                       of
                            VEGA-ATLANTIC CORPORATION
                            (A Colorado Corporation)

                                    ARTICLE I
                                     General

     1.01 Applicability. These Bylaws provide rules for conducting the business of this corporation (the "Company"). Every shareholder and person who subsequently becomes a shareholder, the Board of Directors, Committees and Officers of the Company shall comply with these Bylaws, as amended from time to time. All bylaws and resolutions heretofore adopted by the Board of Directors are hereby repealed, to the extent in conflict with the provisions of these Bylaws.

     1.02 Offices. The principal office of the Company shall be selected by the Board of Directors from time to time and may be within or without the State of Colorado. The Company may have such other offices, within or without the State of Colorado, as the Board of Directors may, from time to time, determine. The registered office of the Company required by the Colorado Corporation Code to be maintained in Colorado may be, but need not be, identical with the principal office if in Colorado, and the address of the registered office may be changed from time to time by the Board of Directors.

     1.03 Definition of Terms. All undefined terms used in these Bylaws shall have the meanings given to them in the Company's Articles of Incorporation, as they may be amended or restated (the "Articles).

                                   ARTICLE II
                         Stock and the Transfer Thereof

     2.01 Stock Certificates. The shares of the Company's capital stock shall be represented by consecutively numbered certificates signed by the President or a Vice President and the Secretary or Assistant Secretary of the Company, and sealed with the seal of the Company, or a facsimile thereof. If certificates are signed by a transfer agent and registrar other than the Company or an employee thereof, the signatures of the officers of the Company may be facsimile. In case any officer who has signed (by real or facsimile signature) a certificate shall have ceased to hold such office before the certificate is issued, it may be issued by the Company with the same effect as if he continued to hold such office on the date of issue. Each certificate representing shares shall state upon the face thereof: (i) that the Company is organized under the laws of the State of Colorado; (ii) the name of the person to who issued; (iii) the number, class and series (if any) of shares which such certificate represents; and (iv) the par value, if any, of the shares represented by such certificate, or a statement that the share have no par value.

     If any class or series of shares is subject to special powers, designations, preferences or relative, participating or other special rights, then such (together with all qualifications, limitations or restrictions of such preferences or rights) shall be set forth in full or summarized on the certificate representing such class or series. Moreover, each certificate shall sate that the Company will furnish, without charge, to the registered holder of the shares represented by such certificate who so requests a statement setting forth such information in full.

     Each certificate also shall set forth restrictions upon transfer, if any, or a reference thereto, as shall be adopted by the Board of Directors or by the shareholders, or as may be contained in this Article II. Any shares issued without registration under the Securities Act of 1933, as amended, shall bear a legend restricting transfer unless such shares are registered under such act or an exemption from registration is available for a proposed transfer.

     2.02 Consideration for Shares. Shares of the Company shall be issued, and treasury shares held by the Company may be disposed, for such consideration or considerations as shall be fixed from time to time by the Board of Directors. No shares shall be issued for less than the par value thereof. The consideration for the issuance of shares may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually received by performed for the Company or fore its benefit in its formation or reorganization, or as otherwise permitted by law.

     2.03 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, and the Board of Directors when authorizing such issue of a new certificate or certificates may in its discretion, and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates or his legal representative to advertise the same in such manner as it shall require and/or furnish to the Company a bond in such sum as it may direct, as indemnity against any claim that may be made against the Company. Except as hereinabove in this section provided, no new certificate or certificates evidencing shares of stock shall be issued unless and until the old certificate or certificates, in lieu of which the new certificate or certificates are issued, shall be surrendered for cancellation.

     2.04 Registered Holder as Owner. The Company shall be entitled to treat the registered holder of any shares of the Company as the owner of such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the Company shall have ether actual or constructive notice of the interests of such purchaser, assignee, or transferee or other person. The purchaser, assignee, or transferee of any of the shares of the Company shall not be entitled: to receive notice of the meetings of the shareholders; to vote at such meetings; to examine a list of the shareholder; to be paid dividends or other sums payable to shareholder; or to own, enjoy and exercise any other property or rights deriving from such shares against the Company, until such purchaser, assignee, or transferee has become the registered holder of such shares.

     2.05 Reversions. Cash, property or share dividends, shares issuable to shareholders in connection with a reclassification of stock, and the redemption price of redeemed shares, which are not claimed by the shareholders entitled thereto within TWO years after the dividend or redemption price became payable or the shares became issuable, despite reasonable efforts by the Company to pay the dividend or redemption price or deliver the certificate(s) for the share to such shareholders within such time shall, at the expiration of such time, revert in full ownership to the Company, and the Company's obligation to pay any such dividend or redemption price or issue share shares, as the case may be, shall thereupon cease; provided, that the Board of Directors may at any time and for any reason satisfactory to it, but need not, authorize (i) payment of the amount of cash or property dividend or (ii) issuance of any shares, ownership of which has reverted to the Company pursuant to this Section of Article II, to the person or entity who or which would be entitled thereto had such reversion not occurred.

     2.06 Returned Certificates. All certificates for shares changed or returned to the Company for transfer shall be marked by the Secretary or Assistant Secretary "CANCELLED", with the date of cancellation, and the transaction shall be immediately recorded in the certificate book opposite the memorandum of their issue. The returned certificate may be inserted in the certificate book.

     2.07 Transfer of Shares. Upon surrender to the Company or to a transfer agent of the Company of a certificate of stock endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law, it shall be the duty of the Company to issue a new certificate, upon payment by the transferee of such nominal charge therefor as the Company or its transfer agent may impose. Each such transfer of stock shall be entered on the stock book of the Company. Respecting any securities issued in reliance upon Rule 903 of Regulation S of the Securities and Exchange Commission at any time when the Company is not a "reporting issuer" as defined in Regulation S, no transfer of such securities shall be registered unless made in accordance with the provisions of Regulation
S. At any time when the Company has appointed a transfer agent for its shares, the remainder of this paragraph shall apply. A transfer of shares evidenced by a certificate bearing a standard form of legend which restricts transfer of the shares (except in the event of registration or the availability of an exemption under the Securities Act of 1933) shall not require the Company's consent if the shares to be sold are proposed to be sold in compliance with either Rule 144, Rule 701 or Rule 904 of Regulation S of the Securities and Exchange Commission and the transfer is accompanied by an opinion of counsel (which need not be the Company's counsel) which states that the proposed transfer will comply with the applicable rule or regulation being relied upon for transfer. In view of potential liability to the Company and its officers and directors for interfering without firm and clear legal grounds in the making of, or delaying, any sale of the Company's shares pursuant to Rules 144, 701, or 904, it is declared to be the Company's policy not to interfere with or hinder, in any way, any transfer proposed to be made pursuant to any of such rules, if accompanied by an opinion of counsel satisfactory to the Company and its counsel in light of surrounding facts. The Company shall be deemed automatically to have consented to any transfer which complies with the immediately preceding sentence.

     2.08 Transfer Agents. The Board may, in its discretion, appoint one or more transfer agents or registrars for making payment upon any class of stock, bond, debenture or security of the Company. They shall have such right and duties and shall be paid such compensation as may be agreed.

                                   ARTICLE III
                        Shareholders and Meetings Thereof

     3.01 Annual Meeting. The annual meeting of the shareholders shall be held between MARCH 15th and JUNE 15th, at such date and time and at such place, within or without the State of Colorado, as is designated form time to time by the Board of Directors and stated in the notice of the meeting. At each annual meeting the shareholders shall elect a Board of Directors in accordance with the Articles and shall transact such other business as my properly be brought before the meeting.

     3.02 Special Meetings. Unless otherwise proscribed by law, the Articles or these Bylaws, special meetings of the shareholders may be called by the Chairman of the Board, the President, or a majority of the Board of Directors. The President shall call a special meeting upon the Secretary's receipt of written demand therefore by the holders of not less than ten percent (10%) of the total voting power. Request for special meetings shall state te purpose or purposes of the proposed meeting.

     3.03 Notice of Meetings. Except as otherwise provided by law, the Articles or these Bylaws, written notice of any annual or special meeting of the shareholders shall state the place, date, and time thereof and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each shareholder of record entitle to vote at such meeting not fewer than 10 nor more than 60 days prior to the meeting by any means permitted in
Section 9.01 hereof. No business other than that specified in the notice of a special meeting shall be transacted at any such special meeting.

     3.04 Record Date. In order that the Company may determine shareholders of record who are entitled (i) to notice of or to vote at any shareholders meeting or adjournment thereof, (ii) to express written consent to corporate action in lieu of a meeting, (iii) to receive payment of any dividend or other distribution, or (iv) to allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock, or in order that the Company may make a determination of shareholders of record for any other lawful purpose, the Board of Directors may fix in advance a date as the record date for any such determination. Such date shall not be more than 60 days, and in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken, and in no event may the record date precede the date upon which the Directors adopt a resolution fixing the record date.

     If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is given (as defined in Section 9.01 hereof) or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of the shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for te adjournment. The record date for determining shareholders entitled to consent to corporate actions without a meeting shall be fixed as provided in Section
3.12 hereof.

     3.05 Voting List. At least 10 days but not more than 60 days before any meeting of shareholders, the officer or transfer agent in charge of the Company's stock transfer books shall prepare a complete alphabetical list of the shareholders entitled to vote at such meeting, which list shows the address of each shareholder and the number of shares registered in his or her name. The list so prepared shall be maintained at the corporate offices of the Company and shall be open to inspection by any shareholder, for any purpose germane to the meeting, at any time during usual business hours during a period of no fewer than 10 days prior to the meeting. The list shall also be produced and kept open at shareholders meeting and, except as otherwise provided by law, any be inspected by any shareholder or proxy of a shareholder who is present in person at the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine the list of shareholders and to vote at any meeting of shareholder.

     3.06 Quorum; Adjournments. (a) The holders of a majority of the total voting power at any shareholders meeting present in person or by proxy shall be necessary to and shall constitute a quorum for the transaction of business at all shareholders meetings, except as otherwise provide by law or by the Articles.

     (b) If a quorum is not present in person or by proxy at any shareholders meeting, a majority of the voting shares present or represented shall have the power to adjourn the meeting from time to time to the same or another place within 30 days thereof and no further notice of such adjourned meeting need be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

     (c) Even if a quorum is present in person or by proxy at any shareholders meeting, a majority of the voting share present or represented shall have the power to adjourn the meeting from time to time, for good cause, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, until a new date which is not more than 30 days after the date of the original meeting.

     (d) Any business which might have been transacted at a shareholders meeting as originally called may be transacted at any meeting held after adjournment as provided in this Section 3.06 at which reconvened meeting a quorum is present in person or by proxy. Anything in paragraph (b) of this Section to the contrary notwithstanding, if an adjournment is for more than 30 days, or if after an adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat.

     (e) The shareholders present at a duly called meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     3.07 Proxies. At all meetings of shareholders, a shareholder may note by proxy, executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Company before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     3.08 Voting of Shares. At any shareholders meeting every shareholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law, by the Articles or in the Board resolution authorizing the issuance of share, each shareholder of record shall be entitled to one vote (on each matter submitted to a vote) for each share of capital stock registered in his, her or its name on the Company's books. Except as otherwise provided by law or by the Articles, all matters submitted to the shareholders for approval shall be determined by a majority of the votes cast (not counting abstentions) at a legal meeting commenced with a quorum.

     3.09 Voting of Shares by Certain Holders. Neither treasury shares, nor shares of its own stock held by the Company in a fiduciary capacity, nor shares held by another corporation if the majority of the shares entitled to vote for the election of directors of such other corporation is held by the Company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

     Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares held by an administrator, executor, personal representative, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose share are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     3.10 Chairman. The Chairman of the Board of Directors of the Company, or in his absence, the President, shall act as chairman at all meetings of shareholders.

     3.11 Manner of Shareholder Voting. Voting at any shareholders' meeting shall be oral or by show of hands; provided, that voting shall be by written ballot if such demand is made by any shareholder present in person or by proxy and entitled to vote.

     3.12 Action by Shareholders Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more consents in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. No written consent will be effective unless written consents signed by all of the shareholders entitled to vote with respect to the subject matter thereof are delivered to the Company within sixty (60) days of the date of the earliest such consent. Such consent shall have the same force and effect as a vote of the shareholders, and may be stated as such in any document filed with the Secretary of State of Colorado under the Colorado Corporation Code. The record date for determining shareholders entitled to consent to corporate actions in writing without a meeting shall be the date upon which the first shareholder signs the consent. Any such consent shall be effective upon the date it is signed by the last shareholder, unless the consent specifies a different effective date.

     3.13 Presiding Officers; Order of Business. (a) Shareholders meetings shall be presided over by the Chairman of the Board; or if the Chairman (and Vice Chairman) is not present, by the President; or if the President is not present, by a Vice President; or if a Vice President is not present, by such person chosen by the board of Directors; or if none, by a chairperson to be chosen at the meeting by shareholders present in person or by proxy who own a majority of the voting power present. The Secretary of a shareholders meeting shall be the Secretary of the Company; or if the Secretary is not present, an Assistant Secretary; or if an Assistant Secretary is not present, such person as may be chosen by the Board of Directors; or if none, by such person who is chosen by the chairperson at the meeting.

     (b) The following order of business, unless otherwise ordered at the shareholders meeting by the chairperson thereof, shall be observed as far as practicable and consistent with the purposes of the meeting:

     1.   Calling of the shareholders' meeting to order.

     2. Presentation of proof of mailing of the notice of the meeting and, if a special meeting, the call thereof.

     3.   Presentation of proxies.

     4.   Determination and announcement that a quorum is present.

     5. Reading and approval (or waiver thereof) of the minutes of the previous meeting of shareholders.

     6.   Reports, if any, of officers.

     7. Election of directors, if the meeting is an annual meeting or a meeting called for such purpose.

     8. Consideration of the specific purpose or purposes for which the meeting has been called, other than election of directors.

     9. Transaction of such other business as may properly come before the meeting.

     10.  Adjournment.

     3.14 Annual Report. The President of the Company shall prepare an annual report which will set forth a statement of affairs of the Company as of the end of its last fiscal year, including a balance sheet, an income statement and a statement of changes in financial position, which need not be audited, and present them at the annual meeting of shareholders. Failure to prepare or present an annual report shall not affect the validity of any shareholder meeting. No such report need be prepared or presented for any fiscal year in which the Company was inactive, beyond a statement reflecting the inactive status. This Section shall not apply as to any fiscal year if the Company (i) was at the year end subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, and subsequently furnishes to the shareholders an annual report or report on Form 10-K under such Act covering such fiscal year, or (ii) furnishes to shareholders an Information Statement which conforms to the requirements of Rule 15c2-11 of the Securities and Exchange Commission.

                                   ARTICLE IV
                         Directors, Powers and Meetings

     4.01 General Powers. All corporate powers shall be exercised, and the business and affairs of the Company shall be managed, by or under the authority of its Board of Directors, except as otherwise provided in the Colorado Corporation Code or the Articles.

     4.02 Number, Tenure and Qualifications. The number of Directors of the Company shall be no less than three (3) nor more than seven (7), as fixed by resolution of the Board of Directors. In default of any such resolution, the Company shall have THREE Directors. However, at any time when the Company has fewer than three shareholders, there need only be as many Directors as there are shareholders. Directors shall be elected at each annual meeting of shareholders. Each Director shall hold office until the next annual meeting of shareholders and thereafter until his successor shall have been elected and qualified. Directors need not be residents of Colorado or shareholders of the Company. Directors shall be elected by plurality vote. No decrease in the number of Directors shall shorten the term of any incumbent Director.

     4.03 Vacancies; Resignation. (a) Any vacancy occurring in the Board of Directors, except resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the affirmative vote of a majority of the entire board or by a majority of the total voting power at any annual meeting or at a special meeting of shareholders called for that purpose, or by means of written shareholder consents taken in lieu of a meeting. Every director chosen to fill a vacancy as provided in this Section shall hold office until the next annual meeting of shareholders or until his successor has been elected and qualified.

     (b) Any Director may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Secretary of the Company. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery to the Board or the designated officer. A resignation need not be accepted in order for it to be effective.

     4.04 Removal of Directors. Any Director may be removed only by the shareholders in the manner provided in the Company's Articles and, fi no such provision appears therein, then as provided by law. Such action may be taken at any special meeting called for that purpose or by means of written shareholder consents. In case any vacancy so created shall not be filled by the shareholders at such meeting or in the written consent effecting removal, such vacancy may be filled by a majority of the Board of Directors.

     4.05 Place of Meetings. The Board of Directors may hold both regular and special meetings either within or without the State of Colorado, at such place as the Board of Directors from time to time deems advisable.

     4.06 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than these Bylaws immediately after and at the same place as the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place for the holding of additional regular meetings without other notice than such resolution; provided, that any Director not present when any such resolution is passed is given notice of the resolution.

     4.07 Special Meetings. A special meeting of the Board of Directors shall be held without other notice than these Bylaws immediately after and at the same place as every special meeting of shareholders. Special meetings of the Board of Directors also may be called by or at the request of the Chairman of the Board, the President, or any two Directors upon two days' notice to each director if such notice is delivered personally or sent by telegram, or upon five days' notice if sent by mail.

     4.08 Telephonic Meetings. One or more members of the Board of Directors or any committee designated by the Board may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meting. All participants in any meeting of Directors, by virtue of their participation and without further action on their part, shall be deemed to have consented to the recording of such meeting by electronic device or otherwise, and to the making of a written transcript thereof, in order that minutes thereof shall be available for the Company's records.

     4.09 Notice. Except as otherwise provided above, notice of the time, date and place, of every special meeting of Directors or any committee thereof shall be given. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     4.10 Quorum; Adjournments. A majority of the number of directors then in office, present in person or by means of conference telephone or similar equipment, shall constitute a quorum for the transaction of business at every Board meeting, and the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as may otherwise specifically be provided by law, the Articles or these Bylaws. If a quorum is not present at any Board meeting, the directors present may adjourn the meeting, from time to time, without notice other than announcement of the meeting, until a quorum is present.

     4.11 Compensation. Directors shall be entitled to such compensation for their services as directors as from time to time may be fixed by the Board and shall be entitled to reimbursement of all reasonable expenses incurred by them in attending Board meetings. A director may waive compensation for any Board meeting. No director who receives compensation as a director shall be barred from serving the Company in any other capacity or from receiving compensation and reimbursement of reasonable expenses for any or all such other services.

     4.12 Presumption of Assent. Ad Director of the Company who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail, first class, postage prepaid, to the Secretary of the company, provides such mailing is postmarked within ten calendar days after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

     4.13 Action by Directors Without Meeting. Any action required to be taken at a meeting of the Directors of the Company or of a committee of Directors or any action which may be taken at such a meeting, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors entitled to vote with respect to the subject matter thereof. A consent shall be sufficient for this Section if it is executed in counterparts, in which event all of such counterparts, when taken together, shall constitute one and the same consent.

     4.14 Bank Accounts, etc. Anything herein to the contrary notwithstanding, the Board of Directors may, except as may otherwise be required by law, authorize any officer or officers, agent or agents, in the name of and on behalf of the Company, to sign checks, drafts, or other orders for the payment of money or notes or other evidences of indebtedness, to endorse for deposit, deposit to the credit of the Company at any bank or trust company or banking institution I which the Company may maintain an account or to cash checks, notes, drafts, or other bankable securities or instruments, and such authority may be general or confined to specific instances, as the Board of Directors may elect.

     4.15 Inspection of Records. Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties, of the Company and of its subsidiaries. Such inspection may be made personally or by an agent and includes the right to make copies and extracts.

     4.16 Executive Committee. (a) The Board of Directors may, by resolution adopted by a majority of the whole Board, appoint two or more of its members to constitute an Executive Committee. One of such directors shall be designated as Chairman of the Executive Committee. Each member of the Executive Committee shall continue as a member thereof until the expiration of his term as a director, or until his earlier resignation from the Executive Committee, in either case unless sooner removed as a director or member of the Executive Committee by any means authorized by the Articles or herein.

     (b) The Executive Committee shall have and may exercise, to the extent provide in such resolution and except as prohibited by law, all of the rights, power and authority of the Board of Directors.

     (c) The Executive Committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by its rules. The Chairman of the Executive Committee, or in the absence of the Chairman, a member of the Executive Committee chosen by a majority of the members present, shall preside at all meetings of the Executive Committee, and another member thereof chosen by the Executive Committee shall act as Secretary. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members thereof shall be required for any action of the Executive Committee. The Executive Committee shall keep minutes of its meetings and deliver such minutes to the Board of Directors.

     4.17 Other Committees. The Board of Directors may, by resolution duly adopted by a majority of directors at a meeting at which a quorum is present, appoint an audit committee, compensation committee, and such other committee or committees as it shall deem advisable and with such limited authority as the Board of Directors shall from time to time determine.

     4.18 Other Provisions Regarding Committees. (a) The Board of Directors shall have the power at any time to fill vacancies in, change the membership of, or discharge any committee. The members of any committee present at any meeting of a committee, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

     (b) Members of any committee shall be entitled to such compensation for their services as such as from time to time may be fixed by the Board of Directors and in any event shall be entitled to reimbursement of all reasonable expenses incurred in attending committee meetings. Any member of a committee may waive compensation for any meeting. No member of a committee who receives compensation as a member of one or more committees shall be barred from serving the Company in any other capacity or from receiving compensation and reimbursement of reasonable expenses for any or all such other services.

     (c) Unless otherwise prohibited by law, the provisions above concerning action by written consent of directors and meetings of directors by telephonic or similar means shall apply to all committees from time to time created by the Board of Directors.

                                    ARTICLE V
                               Officers and Agents

     5.01 Positions. The Company's officers generally shall be chosen by the Board of Directors and shall consist of a Chairman of the Board, a President, one or more Vice Presidents if desired, a Secretary and a Treasurer. The Board of Directors may appoint one or more other officers, assistant officers and agent as it from time to time deems necessary or appropriate, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the Board of Directors. The Board may delegate to the Chairman of the Board the authority to appoint any officer or agent of the Company and to fill a vacancy other than the Chairman of the board or President. Any two or more offices may be held by the same person, except that no person may simultaneously hold the offices of President and Secretary and of President and Vice President. In all cases where the duties of any officer, agent or employee are not prescribed by these bylaws or by the Board of Directors, such officer, agent or employee shall follow the orders and instructions of the President.

     5.02 Term of Office; Removal. Each officer of the Company shall hold office at the pleasure of the Board and any officer may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office; provided, that any officer appointed by the Chairman of the Board pursuant to authority delegated by the Board may be removed, with or without cause, at any time by the Chairman whenever the Chairman in his or her absolute discretion shall consider that the Company's best interests shall be served by such removal. Removal of an officer by the Board (or the Chairman, as the case may be) shall not prejudice the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

     5.03 Vacancies. A vacancy in any office, however occurring, may be filled by the Board or the Executive Committee, for the unexpired portion of the term by majority vote of its members, or by the Chairman of the Board in the case of a vacancy occurring in an office to which the Chairman has been delegated authority to make appointments.

     5.04 Compensation. The salaries of all officers of the Company shall be fixed from time to time by the board, and no officer shall be presented from receiving a salary by reason of the fact that he also receives compensation from the Company in any other capacity.

     5.05 Chairman of the Board. The Chairman of the Board ("Chairman"), if such officer shall be chosen by the Board of Directors, shall preside at all meetings of the Board of Directors and meetings of shareholder at which he is present and shall exercise general supervision and direction over the implementation of Board policy affecting the affairs of the Company. Any act which may be performed by the Chief Executive Officer or President may be performed by the Chairman.

     5.06 Chief Executive Officer; Chief Operating Officer. The Chairman of the Board shall, unless the Board determines otherwise, serve as the Chief Executive Officer ("CEO") of the Company. If the Chairman is not designated the CEO, then the President shall serve as CEO. The Board may, from time to time, designate from among the executive officers of the Company an officer to serve as Chief Operating Officer ("COO") of the Company. If the Chairman serves as the CEO, then the President shall serve as COO. If the President is designated CEO, then the Executive Vice President (or if there is none, then the next most senior Vice President) shall serve as COO. A person designated to serve in the capacity of CEO or COO shall serve at the pleasure of the Board.

     A person designated Chief Executive Officer (CEO) shall have primary responsibility for and active charge of the management and supervision of the Company's business and affairs. The CEO may execute in the name of the Company authorized corporate obligations and other instruments, shall perform such other duties as may be prescribed by the Board (or Chairman, as the case may be) from time to time and, in the absence or disability of the President, shall exercise all of the duties and powers of the President. In the event that the President is not the CEO, then the CEO shall supervise the performance of the President and shall be responsible for the execution of the policies and directives of the Board. The CEO shall report directly to the Board. The CEO shall perform such other duties as may be assigned by the Board (or Chairman, as the case may be). The CEO may perform any act which might be performed by the President.

     A person designated Chief Operating Officer (COO) shall be responsible for the day-to-day management of the Company's operations, subject to the authority of the CEO. The COO shall report directly to the CEO of the Company and shall consult with the CEO on all matters of corporate policy and material business activities of the Company. The COO shall perform such other duties as may be assigned by the Board or the CEO.

     5.07 President. The President shall have general active management of the business of the Company, subject to the authority of the Chief Executive Officer if the President is not designated as such, and general supervision of its officers, agents and employees. In the absence of the Chairman and Chief Executive Officer, he shall preside at all meetings of the shareholders and of the Board. In the absence of a designated Chief Executive Officer he shall see that all policies and directives of the Board are carried into effect.

     He shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him, or shall execute in behalf of the Company written instruments appointing a proxy or proxies to represent the company, at all meetings of the stockholders of any other company in which the Company shall hold any stock. He may, on behalf of the Company, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the President, in person or by substitute or proxy as aforesaid, may vote the stock so held by the Company and may execute written consent and other instruments and power incident to the ownership of said stock, subject however to the instructions, if any, of the Chairman or the Board of Directors. The President shall have custody of the Treasurer's bond, if any.

     5.08 Executive Vice President. The Executive Vice President shall assist the President in the discharge of supervisory, managerial and executive duties and functions. In the absence of the President or in the event of his death, or inability or refusal to act, the Executive Vice President shall perform the duties of the President and when so acting shall have the duties and powers of the President. He shall perform such other duties as from time to time may be assigned to him by the President, Chairman or Board of Directors.

     5.08 Vice Presidents. The Vice Presidents, if any, shall assist the President and Executive Vice President and shall perform such duties a may be prescribed by the Board, the Chairman or the President. Vice Presidents in the order of their seniority shall, in the absence or disability of the Chairman and President, exercise all of the duties and powers of such officers. The Executive Vice President, if any, shall be the most senior of Vice Presidents, and the Senior Vice President, if any shall be the next most senior of Vice Presidents. In regard to other Vice Presidents, they shall have the respective ranks designated by the board of Directors, or if none has been so designated, as designated by the Chairman, or if none has been so designated by the Chairman, they shall rank in the order of their respective elections to such office. The execution of any instrument on the Company's behalf by a Vice President shall be conclusive evidence, as to third parties, of his authority to act in the stead of the President and Executive Vice President.

     5.09 Secretary. The Secretary shall: (i) keep the minutes of the proceedings of the shareholders and the Board of Directors and record all votes and proceedings thereof in a book kept for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the Company and affix the seal to all documents when authorized by the Board of Directors; (iv) keep at its registered office or principal place of business within or outside Delaware a record containing the names and addresses of all shareholders and the number and class of shares held by each, unless such a record shall be kept at the office of the Company's transfer agent or registrar;
(v) sign with the President, or a Vice President, certificates for shares of the Company, the issuance of which shall have been authorized by resolution of the Board of Directors; (vi) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Board of Directors. The Board of Directors may give general authority to officers other than the Secretary or any Assistant Secretary to affix the Company's seal and to attest the fixing thereof by his or her signature.

     5.10 Assistant Secretary. The Assistant Secretary, if any (or if there is more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their appointment), in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary. The Assistant Secretary(ies) shall perform such other duties and have such other powers as from time to time may be prescribed by the board, the Chairman or the Chief Executive Officer. The Chairman may appoint one or more Assistant Secretary(ies) to office.

     5.11 Treasurer. The Treasurer shall, unless the Board otherwise resolves, be the principal financial officer and principal accounting officer of the Company and shall have the care and custody of all funds, securities, evidence of indebtedness and other valuable effects of the Company, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all money and other valuable effects of the Company in the name and to the credit of the Company in such depositories as from time to time may be designated by the board. The Treasurer shall disburse the funds of the Company in such manner as may be ordered by the Board from time to time and shall render to the Chairman of the Board, the President and the Board, at regular Board meetings or whenever any of them may so require, an account of all transactions and of the Company's financial condition.

     5.12 Assistant Treasurer. The Assistant Treasurer, if any (or if there is more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their appointment), in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer(s) shall perform such other duties and have such other powers as from time to time may be prescribed by the Board, the Chairman or the Chief Executive Officer. The Chairman may appoint one or more Assistant Treasurer(s) to office.

     5.13 Resignations. Any officer may resign at any time by giving written notice to the Board or to the Chairman. Such resignation shall take effect at the time specified therein and, unless specified therein, no acceptance of the resignation shall be required for the resignation to be effective.

     5.14 Delegation of Duties. In the event of the absence or disability of any officer of the company, or for any other reason the Board shall deem sufficient, the Board may temporarily designate the powers and duties, or particular powers and duties, of such officer to any other officer, or to any director. The persons holding the offices of Assistant Secretary or Assistant Treasurer shall not be deemed "executive officers" of the Company by virtue thereof.

         5.13 Fidelity Bonds. The Board of Directors shall have the power, to the extent permitted by law, to require any officer, agent or employee of the company to give bond for the faithful discharge of his duties in such form and with such surety or sureties as the Board deems advisable.

                                   ARTICLE VI
                                 Indemnification

     Each Director, officer, employee and agent of this Company, and each person who shall serve at its request as a director, officer (or in a position functionally equivalent to that of officer or director), agent or employee of another entity shall be indemnified by the Company to the extent and in the manner provided in the Company's Articles, as they may be amended, and in the absence of any such provision therein, in accordance with the Colorado Corporation Code.

                                   ARTICLE VII
                                  Miscellaneous

     7.01 Declaration of Dividends. The Board of Directors at any regular of special meeting may declare dividends payable, whenever in the exercise of its discretion it may deem such declaration advisable and such is permitted by law. Such dividends may be paid in cash, property, or share of the Company.

     7.02 Benefit Programs. The Board of Directors shall have the power to install and authorize any pension, profit sharing, stock option, insurance, welfare, educational, bonus, health and accident or other benefit program which the Board deems to be in the interest of the Company, at the expense of the Company, and to amend or revoke any plan so adopted.

     7.03 Corporate Seal. The corporate seal of the Company shall be circular in form and shall contain the name of the Company, the year incorporated and the words "Seal, Colorado."

     7.04 Captions. The captions herein are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope of these by-laws, or the intent of any provision hereof.

     7.05 Fiscal Year. The Board of Directors shall have the power to fix, and from time to time change, the fiscal year of the Company. Any such adoption of or change in a fiscal year shall not constitute nor require any amendment to these Bylaws.

                                  ARTICLE VIII
                              Amendments to Bylaws

     8.01 Manner of Amendment. These Bylaws may be amended or repealed in the manner provided for in the Articles, or if none is there provided: by majority vote of the Board of Directors, taken at any meeting or by written consent of all Directors, subject to the shareholders' right to change or repeal any Bylaws so made or adopt new Bylaws by vote of at least a majority of the total voting power. Bylaws amendments may be proposed by any shareholder or Director. Any action duly taken by the Board or the shareholders which conflicts or is inconsistent with these Bylaws (as they may be amended) shall constitute an amendment of the Bylaws, if the action was taken by such number of directors or share voting as would be sufficient for amendment of the Bylaws.

                                   ARTICLE IX
                                     Notices

     9.01 Giving of Notice. Except as otherwise provided by the Colorado Corporation Code, these Bylaws, the Company's Articles, or resolution of the Board of Directors, every meeting notice or other notice, demand, bill, statement or other communication (collectively, "Notice") to or from the Company from or to a Director, Officer or shareholder shall be duly given if it is written or printed and is (a) sent by first class or express mail, postage prepaid, (b) sent by any commercial overnight air courier service, such as DHL, Federal Express, Emery, Airborne, UPS or any similar company, (c) sent by telegraph, cablegram, telex, teleprinter, telecopier, facsimile ("fax") or other facsimile transmission, (d) delivered by any commercial messenger service which regularly retains its receipts, or (e) personally delivered, provided a receipt is obtained reflecting the date of delivery. Notice shall not be duly given unless all delivery or postage charges are prepaid. Notice shall be given to an addressee's most recent address as it appears on the Company's records or to such other address as has been provided in writing to the Secretary. A Notice shall be deemed "given" when dispatched for delivery or personally delivered, or if mailed, on the date postmarked, or if given by any means specified in clause
(c) above, when transmitted. This Section shall not have the effect of shortening any notice period provided for in these Bylaws.

     9.02 Waiver of Notice. Any Notice required by the Colorado Corporation Code, the Articles or these Bylaws may be waived in writing at any time by the person entitled to the Notice, and such waiver shall be equivalent to the giving of Notice. Notice of any shareholder meeting shall be waived by attendance, in person or by proxy, at the meeting, unless lack of notice or defective notice is objected to at the beginning of the meeting, or, if the objection is to a matter not provided for in a notice of a special meeting, by objection to such matter when it is presented for consideration.

     APPROVED AND ADOPTED by the Board of Directors of this corporation on November 5, 1992.

                            SECRETARY'S CERTIFICATION

     I, the undersigned Secretary of this corporation, hereby certify that the foregoing Bylaws were duly adopted by its Board of Directors on the date above indicated and that the foregoing text of the Bylaws is currently in full force and effect and has not been revoked or suspended, nor amended except as may be noted in brackets to indicate date(s) of amendment, and that all amendments to such Bylaws are duly reflected in the foregoing text.


Dated: September 12, 1989                      VEGA-ATLANTIC CORPORATION



                                               By: /s/ signature
                                               -----------------
                                               John D. Brasher Jr., Secretary

(Seal)